[Graphic Omitted] LODGIAN

                                October 20, 2000
                          Annual Shareholders Meeting

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AGENDA
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*     Overview of Lodgian

*     Summary of Recent Operating Results

*     Key Accomplishments to Date

*     Renovation & Repositioning Update

*     Summary of  Existing Strategy

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Who Is Lodgian?
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   [Graphic Omitted]
Crowne Plaza, Albany, NY

*     117 hotels

*     21,922 rooms

*     Over 10,000 Associates

*     More than $1.2 Billion in assets

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PREMIUM NATIONAL BRANDS
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HOLIDAY INN
HOTELS RESORTS                  55.6%

HOLIDAY INN SELECT(R)
CROWNE PLAZA
HOTELS RESORTS                   9.4%

MARRIOTT
HOTELS RESORTS SUITES           14.5%

HILTON                           3.4%

SHERATON
HOTELS & RESORTS                 3.4%

OTHER                           13.7%


Other includes
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WESTIN
HOTELS & RESORTS

RADISSON
HOTELS WORLDWIDE

DOUBLETREE
HOTELS SUITES RESORTS CLUBS

INDEPENDENT

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REVPAR - 2000
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Increase vs. Last Year


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        1999    2000
        ----    ----
Q1      43.66   44.96
Q2      52.03   53.36
Q3      53.36   56.57(est.)

*Q1 and Q2 consisted of 140,000 room nights out of order due to renovation

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EBITDA
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         In
      millions
      --------
1998    134*
1999    147
2000    150(est.)

* Proforma

                     Includes hotels sold during each year

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                            [Graphic Omitted] LODGIAN


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                        Key Accomplishments Year-to-Date

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Asset Sales -- Paying Down Debt
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                          2000 Year to date asset sales

Comfort Suites - Greenville                     February        $  2.9m
Sheraton - West Palm Beach                      February        $ 16.5m
Office Unit/Condos - Silver Springs             April           $  4.5m
Comfort Inn - San Antonio                       April           $  4.5m
Holiday Inn - St. Louis West                    April           $  3.325m
Holiday Inn Express - Nashville                 May             $  2.9m
Sunstone - 10 Properties                        August          $132m
Holiday Inn Express - Ft. Pierce                September       $  2.5m


                  17 TOTAL PROPERTIES                           $169.1m

                 TOTAL DEBT PAID DOWN                           $134.0m

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Financial Reporting Improvements
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*     Developed and implemented over 30 new internal control policies

*     Reorganized accounting departments

*     Improved quality and quantity of accounting personnel

*     Substantially current in reconciling significant accounts

*     Systems integration substantially complete

*     Executing financial executive recruitment plan

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Timeline for Filings
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    Q1 2000 - 10Q                 Nov. 30, 2000
    Q2 2000 - 10Q                 Nov. 30, 2000
    Q3 2000 - 10Q                 Dec. 31, 2000

     2000 - 10K                   Mar. 31, 2001

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Overhead Reductions
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*     Eliminated 91 full time positions from corporate overhead

*     Annualized savings of approximately $6 million

* Streamlined regional offices, revenue center operation, human resources, IT, among other areas

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Associate Satisfaction Improvements
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                        Increase from 3.00 (Oct 1999) to
                          3.04 (June 2000) in ASI score

* 93% of employees feel they are allowed to do whatever it takes to satisfy the guest

*     91% of employees say they are proud to work for their respective hotels

* 90% of employees say hotel management support them when they try to satisfy the guest

* 80% of employees say their benefits are as good as other hotels (16% improvement from 1999)

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Quality Awards
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*     Bass Hotels & Resorts:
      *  "Torchbearer" - Holiday Inn, Fairmont WV
      *  "Quality Excellence" - Holiday Inn, Clarksburg, WV
      *  "Most Improved GSTS Score" - Holiday Inn, Miami FL
      *  "General Manager of the Year" - Holiday Inn, Austin TX

*     Marriott International:
      *  "Highest Quality Score" - Courtyard, Bentonville AR
      *  "Platinum Status Award" - Courtyard, Bentonville AR
      *  "Best New Opening" - Marriott, Denver CO

*     Other:
      *  "AAA - 4 Diamond Award" - Mayfair House, Coconut Grove FL

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                            [Graphic Omitted] LODGIAN


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                       Renovation & Repositioning Update

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Hotels Undergoing or Recently Received
Major Renovation - 2000
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*    Crowne Plaza, Albany NY           *    Holiday Inn, Lancaster PA

*    Holiday Inn, Belmont MD           *    Holiday Inn, Greentree PA

*    Holiday Inn, BWI Airport MD       *    Holiday Inn, Rolling Meadows NY

*    Holiday Inn, Cromwell Bridge MD   *    Crowne Plaza, West Palm Beach FL

*    Holiday Inn, Inner Harbor MD      *    Holiday Inn, York PA

*    Holiday Inn, E. Hartford CT       *    Holiday Inn, Jekyll Island GA

*    Holiday Inn, Frederick MD         *    Hilton Inn, Columbia MD

*    Holiday Inn, Glen Burnie MD       *    Holiday Inn Select, Niagra Falls NY

*    Holiday Inn, Hilton Head          *    Holiday Inn, Grand Island NY

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Capital Expenditures 2000
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[Graphic Omitted]


$52 million spent
through June

$77 million estimated
 at year end

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COMFORT IN - BOSTON, MA (Before)
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COURTYARD by MARRIOTT - BOSTON, MA (After)
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HOLIDAY INN - FREDERICK, MD (Before)
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HOLIDAY INN - FREDERICK, MD (After)
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HOLIDAY IN BWI AIRPORT - BALTIMORE, MD (Before)
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HOLIDAY IN BWI AIRPORT - BALTIMORE, MD (After)
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HOLIDAY INN INNER HARBOR - BALTIMORE, MD (Before)
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HOLIDAY INN INNER HARBOR - BALTIMORE, MD (After)
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HOLIDAY INN - BELMONT, MD (Before)
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HOLIDAY INN - BELMONT, MD (After)
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CROWNE PLAZA - WEST PALM BEACH (Before)
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CROWNE PLAZA - WEST PALM BEACH (After)
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CROWNE PLAZA - ALBANY (Before)
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CROWNE PLAZA - ALBANY (After)
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                            [Graphic Omitted] LODGIAN


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                          Summary of Existing Strategy

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Existing Strategy
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*     Maximize Shareholder Value through Competitive Sale Process

*     Financial Reporting & Accounting Areas Improved

*     Continued Asset Sales/Debt Reduction

*     Continue Improving Quality of our Hotels

*     Internal Growth through Repositioning Efforts

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